Dreyfus Treasury Securities
Cash Management

Token-Enabled Shares (Ticker Symbol:TKNXX)

Summary Prospectus
May 30, 2025

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.bny.com/literaturecenter . You can also get this information at no cost by calling 1-800-373-9387 (inside the U.S. only) or by sending an e-mail request to info@bny.com. The fund's prospectus and statement of additional information, dated May 30, 2025 (each as revised or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Token-Enabled Shares
Management fees	.20
Other expenses	.01
Total annual fund operating expenses	.21
Fee waiver*	(.03)
Total annual fund operating expenses (after fee waiver)	.18

* The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, until May 30, 2026 to waive receipt of a portion of its management fee in the amount of .03% of the value of the fund's average daily net assets. On or after May 30, 2026, BNY Mellon Investment Adviser, Inc. may terminate this waiver agreement at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the contractual undertaking by BNY Mellon Investment Adviser, Inc. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Token-Enabled Shares	$18	$65	$115	$265

6359SP0525

Principal Investment Strategy

The fund pursues its investment objective by investing only in U.S. Treasury securities, including those with floating or variable rates of interest, and cash. The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

The fund is a "government money market fund," as that term is defined in Rule 2a-7, and as such is required to invest at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash. The fund typically invests exclusively in U.S. Treasury securities.

By investing exclusively in U.S. Treasury securities, income paid by the fund generally will be exempt from state and local taxes. Because rules regarding the state and local taxation of dividend income can differ from state to state, investors are urged to consult their tax advisers about the taxation of the fund's dividend income in their state and locality.

Principal Risks

An investment in the fund is not a bank account or a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates. BNY Mellon Investment Adviser, Inc. and its affiliates are not required to reimburse the fund for losses, and you should not expect that BNY Mellon Investment Adviser, Inc. or its affiliates will provide financial support to the fund at any time, including during periods of market stress. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk: This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could impair the fund's ability to maintain a stable net asset value. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the fund, depending on the interest rate environment or other circumstances.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value.

• U.S. Treasury securities risk: A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments.  Events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Institutional shares from year to year. The table shows the average annual total returns of the fund's Institutional shares over time. The fund's past performance is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

The historical performance of the fund's Institutional shares, which are not offered in this prospectus, is shown in the bar chart and table since Token-Enabled shares are new and past performance information is not available for Token-Enabled shares as of the date of this prospectus. Each share class is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes have different expenses. Accordingly, although Token-Enabled shares are estimated to

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have a comparable total annual expense ratio to that of Institutional shares, to the extent Token-Enabled shares were to have a higher total annual expense ratio than Institutional shares, the performance shown for Token-Enabled shares would be lower.

Year-by-Year Total Returns as of 12/31 each year (%)
Institutional Shares

During the periods shown in the chart: Best Quarter 2023, Q4: 1.33 Worst Quarter 2021, Q4: 0.00

The year-to-date total return of the fund's Institutional shares as of March 31, 2025 was 1.05%

Average Annual Total Returns as of 12/31/24*
	1 Year	5 Years	10 Years
Institutional Shares	5.14%	2.35%	1.63%

For the current yield for Institutional shares, call toll-free 1-800-373-9387 (inside the U.S. only). Individuals or entities for whom institutions may purchase or redeem shares should call the institution directly.

*Reflects the performance of the fund's Institutional shares, which are offered in a separate prospectus.

Portfolio Management

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYIA). BNYIA has engaged its affiliate, Dreyfus, a division of Mellon Investments Corporation, to serve as the fund's sub-adviser.

Purchase and Sale of Fund Shares

This prospectus offers Token-Enabled shares.

The fund's Token-Enabled shares are designed generally for institutional investors, acting for themselves or in a fiduciary, advisory, agency, brokerage, custodial or similar capacity. Token-Enabled shares of the fund also may be purchased directly by individuals. Investors are required to purchase Token-Enabled shares through The Bank of New York Mellon, an affiliate of BNYIA, on The Bank of New York Mellon's platform. For information on how to purchase Token-Enabled shares, please contact your BNY representative. In general, the fund's minimum initial investment for Token-Enabled shares is $10 million with no minimum subsequent investment, unless: (a) the investor has invested at least $10 million in the aggregate among the fund and any of the Cash Management Funds, the Preferred Funds or Dreyfus Treasury and Agency Liquidity Money Market Fund; or (b) the investor has, in the opinion of BNY Institutional Services, adequate intent and availability of assets to reach a future aggregate level of investment of $10 million in such funds. You may sell (redeem) your shares on any business day by contacting your BNY representative.

The fund's transfer agent maintains the official books and records of ownership of Token-Enabled shares, with such ownership reflected as an omnibus account for The Bank of New York Mellon (The Bank of New York Mellon Omnibus Account). The Bank of New York Mellon will maintain the share ownership records of its clients using its traditional books and records methods, and also will mirror such share ownership via a blockchain system. Assets are represented on the blockchain through "tokens," which are a digital representation of an asset and are built into the blockchain. Clients of The Bank of New York Mellon will not have access to ownership records, and will not be able to transact, directly on the blockchain.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through a U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your

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financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

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